Exhibit 32.1
Form 10-KSB/A
Cardiff International, Inc.
File No. 000-49709



                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cardiff International, Inc.(the "Company") on Form 10-KSB/A for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Thompson, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 26, 2008                 By: /s/ Daniel Thompson
                                            --------------------------------
                                            Chief Executive Officer, President